Amedisys Fourth Quarter and Full Year 2018 Earnings Call Supplemental Slides February 28th, 2019 Exhibit 99.2

This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. Forward-looking statements

A Look Back FY 2018 Accomplishments (as compared to FY 2017 unless otherwise noted) Employer of Choice Reduced total voluntary turnover from 22.0% to 19.8% Successfully executed upon our Business Development strategy, exceeding 800 BD headcount (up from 759 as of 12/31/17) Outperformed industry benchmarks on engagement - scoring 75 on overall satisfaction Clinical Distinction Improved Quality of Patient Care star score from 4.22 to 4.40 (Jan Preview) Outperformed industry on all hospice item set (HIS) quality metrics Invested in predictive analytics company Medalogix Operational Excellence and Efficiency Grew EBITDA from $142.2M to $180.6M, an increase of 27% Expanded consolidated EBITDA margin 140 bps to 10.8% G&A as a percent of revenue decreased from 30.8% to 29.7% Increased free cash flow from $95M in 2017 to $214M in 2018 Reduced DSO 6 days to 38 days Driving Growth Organic Total admissions +5% vs. +2% Total volume growth of 7% vs. 4% Grew Hospice ADC by +11% Inorganic Signed Compassionate Care Hospice deal (closed in 2019) Closed 2 personal care deals Launched de novo process (7-9 planned for 2019)

Our Key Areas of Focus

Strategic areas of focus for Q4 2018 and beyond

1 Organic Growth

- **Home Health***: Total same store admission +6%. Total same store volume +6%. Total same store Medicare admits +3%
- **Hospice**: Admissions +12%, ADC +9%
- **Personal Care**: Double digit growth in billable hours / quarter +14% (including acquisitions)

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories –Full time voluntary turnover currently at 16.8%
- Focus on reduction of clinical turnover with heavy focus on RN's
- Continued improvement on engagement - overall satisfaction score of 75 (currently above industry average)

3 Clinical Initiatives

- Quality: Amedisys April 2019 STARS score of 4.28 reflects CMS change in measurement (added Improvement in Mgmt. of Oral Meds while removing Drug Education)
- 53 Amedisys care centers rated at 5-Stars in the April'19 Preview
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories
- Continued focus on 30-Day and 60-Day ACH rate reduction

4 Capacity and Productivity

- Productivity driving continued CPV control (visiting clinician CPV up only $0.39 year over year, in spite of $1.15 cpv impact from annual raises)
- Focusing on optimizing RN / LPN & PT / PTA staffing ratios

5 M&A

- Closed Compassionate Care Hospice acquisition 2/1/19
  - 10.7x net purchase price multiple
  - 7.8x fully synergized
- Signed definitive agreement to acquire RoseRock Healthcare on 2/14/19
  - 200 ADC Hospice in Tulsa, OK
  - Expected closing: 4/1/19
- Tuck-in pipeline remains full
- Targeting increased de novo activity in 2019 (7-9 planned)

6 Regulatory

- 2019 Home Health industry impact per Proposed Rule +2.2%; AMED home health specific impact +1.2%
- AMED hospice specific impact +1.6% (effective 10/1/18)
- Working with CMS and Congress to address "behavioral assumptions" language in PDGM
- Three bills introduced aimed at mitigating "behavioral assumptions"

**Note: Home Health same store volume is defined as admissions plus recertifications*

4

Highlights and Summary Financial Results (Adjusted): 4Q 2018[1]

Home Health total same store volume +6%, total same store admissions +6%. Hospice same store admissions +12%. Personal Care +14% billable hours

4Q'18 Amedisys Consolidated

- Revenue Growth: +9%
- EBITDA: $44M (+18%)
- EBITDA Margin: 10% (+80 bps)
- EPS: $0.91 (+63%)

amedisys

4Q'18 Balance Sheet & Cash Flow

- Net debt: $(9.3)M
- Net Leverage ratio: -0.1x
- CFFO: $64.0M (FY $223.5M)
- Free cash flow [4]: $62.8M
- DSO: 38.0 (vs. Q4'17 of 44.0 and Q3'18 of 40.6)

4Q'18 Home Health

Same Store Volume [2]:
- Total: +6%
- Episodic [3]: +5%

Same Store Admissions:
- Total: +6%
- Episodic [3]: +5%

Other Statistics:
- Revenue per Episode: $2,891 (+$33)
- Total Cost per Visit: $92.36 (flat)
- Medicare Recert Rate: 37.8% (40) bps

4Q'18 Hospice

Same Store Volume:
- Admissions: +12%
- ADC: +9%

Other Statistics:
- Revenue per Day: $151.46 (+1.9%)
- Cost per day: +2.9%

4Q'18 Personal Care

Growth Metrics [5]*:*
- Billable hours/quarter: +14%
- Clients served: +3%

4Q'18 Adjusted Financial Results(1)

$ in Millions, except EPS	4Q17	4Q18	FY 2017	FY 2018
Home Health	281.9	304.0	1,090.4	1,176.2
Hospice	97.9	108.8	367.8	410.9
Personal Care	18.1	21.6	59.6	77.2
Total Revenue	$ 398.0	$ 434.4	$ 1,517.8	$ 1,664.3
Gross Margin %	*39.9%*	*39.6%*	*40.5%*	*40.3%*
Adjusted EBITDA	37.1	43.9	142.2	180.6
	9.3%	*10.1%*	*9.4%*	*10.8%*
Adjusted EPS	$0.56	$0.91	$2.21	$3.63
Free cash flow [4]	$29.7	$62.8	$95.1	$214.3

1. *The financial results for the three-month periods and years ended December 31, 2017 and December 31, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Episodic admissions and volume – Includes Medicare and non-Medicare payors that bill on a 60-day episode of care basis.*
4. *Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.*
5. *Includes acquisitions.*

5

OUR REVENUE SOURCES: 4Q18

Amedisys Consolidated Revenue


5.0%
25.0%
70.0%
Home Health
Hospice
Personal Care

Home Health Revenue


18.3%
12.1%
69.6%
Medicare FFS
Private Episodic
Per Visit

Hospice Revenue


4.9%
95.1%
Medicare FFS
Private

- **Home Health**: 323 care centers; 34 states & DC
- **Hospice**: 84 care centers; 22 states
- **Personal Care**: 12 care centers; 3 states
- **Total AMED: 419 care centers; 34 states and D.C.**

Post acquisition of Compassionate Care Hospice

- **Hospice**: 137 care centers; 33 states
- **Total AMED: 472 care centers; 38 states and D.C.**

- **Medicare FFS**: Paid episodically over a 60 day episode
- **Private Episodic**: MA and Commercial plans who pay us over a 60 day episode. Generally at rates ~90% – 100% of Medicare
- **Per Visit**: Managed care, Medicaid and private payors reimbursing us per visit provided

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled – **97% of the Hospice care AMED provides**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

6

Home Health and Hospice Segment (Adjusted) – 4Q 2018[1]

Home health total volume growth strong (+6%); Hospice continues strong ADC growth (+9%)

HOME HEALTH $ in Millions	4Q17	4Q18	Year Ended 2017	Year Ended 2018
Medicare	205.0	211.5	799.8	832.5
Non-Medicare	76.9	92.5	290.6	343.7
Home Health Revenue	**$281.9**	**$304.0**	**$1,090.4**	**$1,176.2**
Gross Margin %	*38.0%*	*37.7%*	*38.5%*	*38.6%*
Segment EBITDA [2]	**$37.2**	**$43.4**	**$143.5**	**$177.8**
	13.2%	*14.3%*	*13.2%*	*15.1%*
Operating Statistics				
Same Store Growth [3]				
Total Volume	7%	6%	4%	7%
Total Admissions	4%	6%	2%	5%
Episodic Volume	6%	5%	4%	5%
Episodic Admissions	3%	5%	2%	4%
Revenue per Episode	$ 2,858	$ 2,891	$ 2,823	$ 2,854
Recert Rate	38.2%	37.8%	36.8%	38.1%
Total Cost per visit	$92.37	$92.36	$90.48	$89.89

HOSPICE $ in Millions	4Q17	4Q18	Year Ended 2017	Year Ended 2018
Medicare	92.7	103.5	350.7	390.2
Non-Medicare	5.2	5.3	17.1	20.7
Hospice Revenue	**$97.9**	**$108.8**	**$367.8**	**$410.9**
Gross Margin %	*48.3%*	*47.8%*	*49.0%*	*48.4%*
Segment EBITDA [2]	**$26.8**	**$29.1**	**$103.8**	**$114.3**
	27.4%	*26.8%*	*28.2%*	*27.8%*
Operating Statistics				
Admit growth - same store	8%	12%	11%	8%
ADC growth - same store	12%	9%	15%	11%
Admits	6,371	7,152	25,381	27,596
ADC	7,162	7,809	6,820	7,588
Avg. discharge length of stay	96	103	93	100
Revenue per day (net)	$148.62	$151.46	$147.75	$148.36
Cost per day	$76.81	$79.02	$75.31	$76.53



Home Health Highlights

- Medicare FFS growth +3.2%
- Revenue per Episode up +$33
- Recert rate down 40 bps; +130 bps FY
- CPV flat in Q4'18
- EBITDA as a % percentage of revenue: +110bps Q4; +190 bps FY'18



Hospice Highlights

- Same store average daily census (ADC) up 9% in 4Q
- Net revenue per day +1.9% in 4Q
- Three providers over cap as of Q4'18: ~$0.4M liability for 2019 cap year
- Total cap expense for 2018: $1.1M

1. *The financial results for the three-month periods and years ended December 31, 2017 and December 31, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Segment EBITDA does not include any corporate G&A expenses.*
3. *Same store admissions and volume exclude 7 closed and consolidated care centers in FL during 2017.*

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General & Administrative Expenses – Adjusted (1,2) Notes: Year over year total G&A as a percentage of revenue decreased 110 basis points Home Health segment G&A: 140 bps decrease as % of revenue Hospice segment G&A: 20 bps increase as % of revenue Personal Care segment G&A: 240 bps decrease as % of revenue Corporate G&A: Percent of total revenue flat versus prior year Total G&A sequential increase driven by planned wage increases and anticipated health insurance increases The financial results for the three-month periods ended December 31, 2017, March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include depreciation and amortization. Impact of G&A cost control materializing as operational efficiencies are realized; Adding investments to Hospice segment

Industry Leading Quality Scores Note: Top Competitor Avg weighted by CCN count and include LHC, Kindred, AFAM, HLS and BKD Metric OCT 18 Release JAN 19 Release APR 19 PREVIEW Quality of Patient Care 4.43 4.40 4.28 Entities at 4+ Stars 94% 94% 86% Metric JUL 18 Release OCT 18 Release JAN 19 Release Patient Satisfaction Star 3.96 3.66 3.75 Performance Over Industry +7% +5% +6% Quality of Patient Care (QPC) Patient Satisfaction (PS) Amedisys maintains a 4-Star average in the Apr 2019 HHC preview with 86% of our providers at 4+ Stars and 53% at 4.5+ Stars 29 Amedisys providers (representing 53 care centers) rated at 5-Stars in the Apr HHC 2019 preview In April 19 Preview for QPC, new measure introduced: Improvement in Management of Oral Meds AMED received ~$1M in bonus payments related to Value Based Purchasing (VBP) YTD through 4Q’18

Hospice Quality: Amedisys Hospice Continues to Move Towards Best-in-Class Hospice Quality

Operational Excellence: Home Health Cost Per Visit (CPV)

Total CPV impacted by planned wage increases

Components	4Q'17	3Q'18	4Q'18	YoY Variance	Detail	Mitigation Plan
Salaries	$61.80	$61.93	$62.79	$0.99	YoY increase due to planned wage increases offset by volume growth and increased productivity	Staffing mix optimization, productivity and scheduling improvement initiatives in place helped us overcome planned salary increases
Contractors	$2.93	$3.35	$3.38	$0.45	YoY increased demand due to increasing volumes	Focused efforts on filling positions with full-time clinicians
Benefits	$12.35	$11.14	$11.60	($0.75)	YoY reduction driven by decrease in workers comp expense. Sequential increase driven by seasonality of health insurance claims	Focus on cost containment and spend optimization with specific focus on high cost claims
Transportation & Supplies	$6.80	$6.36	$6.50	($0.30)	YoY decrease primarily due to supplies costs	More effective medical supply contracting cost initiatives are underway
***Visiting Clinician CPV**	**$83.88**	**$82.78**	**$84.27**	**$0.39**		
Clinical Managers	$8.49	$8.18	$8.09	($0.40)	Fixed cost associated with non-visiting clinicians	Unit cost reduced as volume increases
Total CPV	$92.37	$90.96	$ 92.36	($0.01)		

**Note: Direct comparison with industry competitors CPV calculation*



Cost Per Visit (CPV)
$100.00
$75.00
$50.00
$25.00
$83.88
$82.78
$84.27
4Q17
3Q18
4Q18
Salaries
Contractors
Benefits
Transportation

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Driving Top Line Growth All three lines of business continue to grow. Hospice delivers another quarter of ADC growth and Home Health total same store volume continues to trend in the mid-single digits Home Health Total Same Store Volume* Hospice ADC Personal Care Total Hours / Quarter *Total Home Health Same Store Volumes exclude 7 closed and consolidated care centers in Florida in 2017 Volume *Includes impact of Intercity (10/2/17), East Tennessee (5/1/18) and Bring Care Home (10/1/18) acquisitions

Amedisys to acquire compassionate care hospice Deal Summary Overview Metrics Integration Amedisys closes on its acquisition of Compassionate Care Hospice 100% stock purchase Compassionate Care Hospice: Founded in 1993 100% founder owned Average Daily Census: 3,300 Revenue: $188M Adj. EBITDA: $27M (TTM May’18) Care Centers: 53 FTE’s: ~2,300 States: 24 Proforma for acquisitions, AMED becomes the 3rd largest hospice provider in America Adds 11 new states to AMED hospice organization $340M gross price (12.6x) $290M net price (10.7x) Net of $50M dollar for dollar payment related to tax asset and working capital Synergized Multiple: 7.8x ~$10M in synergies Overlap: Minimal overlap ~10% of ADC Balance sheet remains very flexible for continued inorganic growth opportunities: Initial leverage ratio: ~1.6x Proforma company will have significant cash generation Conversion to HCHB to begin March 1 and projected to take ~180 days Expect to see integration and HCHB implementation disruption during 1Q’19 and 2Q’19 impacting census and costs AMED will invest in the business during 2019 to grow low ADC care centers and expand margin in large care centers Adding sales resources to accelerate growth in 2H’19 and 2020 Retention packages for key employees Care center staffing model and regional infrastructure Expect significant margin improvement throughout 2020 2021 expect margin profile similar to AMED hospice

Debt and Liquidity Metrics Our debt levels remain very low at (0.1)x net leverage. Pro forma for Compassionate Care Hospice, our leverage still remains low at ~1.6x net leverage Net debt defined as total debt outstanding ($10.9M) less cash balance ($20.2M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($181M); Pro Forma for CCH ($208M). Liquidity defined as the sum of cash balance and available revolving line of credit.

Cash Flow Statement Highlights (1) $62.8M in free cash flow for the quarter; $223.5M in cash flow from operations for the year up ~$118M from 2017 Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.

Income Statement Adjustments (1) The financial results for the three-month periods ended March 31, 2018, June 30, 2018, September 30, 2018 and December 31, 2018, and year ended December 31, 2018 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.

2019 Guidance

Amedisys 2019 Preliminary Guidance Targeting ~16% - 19% growth in revenue, ~13% - 16% growth in EBITDA and ~10% - 13% growth in EPS 2018 Actual Performance 2019 Guidance Revenue Adjusted EBITDA $180.6M $1.66B Adjusted Earnings per Share $3.63 $205M - $210M $1.94B - $1.98B $3.98 – $4.09

Amedisys 2019 Guidance Considerations

Project solid revenue and earnings growth while investing in our people and the business to prepare for PDGM and beyond. Executing inorganic growth strategy and ramping up de novos

Amedisys Consolidated

- **Tax rate ~26%**
- **Cash tax rate ~17%**
- Diluted share count **~33.1 million shares**
- Capital Expenditures **~$8-$10 million**
- Salary increase **~2% - 3%**
- Benefits increase **~12%** *(8% growth / headcount, 4% pricing / claims costs)*
- Overall **~$6 million** investment in business development resources
- **Excludes future acquisitions and related integration costs**

Home Health

- **Total same store admission growth ~5%**
- Focus on business development staffing strategy **~$3 million (Y/Y increase)**
- Continue focus on Quality of Care (Stars and Acute Care Hospitalization rates)
- Continued positive progress on underperforming care centers

Hospice

- **Total same store admission growth ~7%**
- Addition of business development resources to maintain organic growth ~ **$3 million**
- **Includes contribution of CCH acquisition of ~$12M-$14M**
  - Decline in exit rate TTM ($25M vs. $27M)
  - ADC Disruption of ~100 (~3%)

Personal Care

- **Total billable hours growth ~13%**
- Employer Medical Assistance Contribution (EMAC) **~$1 million**

2019 Investments

- **Total Investments in business of ~$7M**
  - IT Security – Investments in IT security enhancements for web, ID, data and e-mail protection etc.
  - Pay Practice Redesign – Incentivizing our clinical staff to work at the top of their license (right people, doing the right visits)
  - Staffing Model Redesign – Optimizing our care centers and field infrastructure to maximize operational efficiency
  - PDGM Resources – Investments in teams, projects, processes needed to thrive in PDGM
  - De Novos – 7 to 9 de novos planned for 2019

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Compassionate Care Hospice (CCH) EBITDA Improvement

HCHB disruption and investments in the business will impact EBITDA in 2019. EBITDA margin in 2020 and beyond will reflect legacy Amedisys hospice margin and growth trajectory



CCH 2019 EBITDA Waterfall
EBITDA ($M)
$60
$50
$40
$30
$20
$10
$-
$25
Planned disruption from HCHB implementation of ~100 ADC
BD staff & regional infrastructure needed to grow low ADC care centers and improve margin
~$10M of 2020 EBITDA driven by ADC growth and margin expansion
~$24M - $26M of total 2020 EBITDA driven by recovery from ADC disruption and realization of synergies
~$12-$14
~$34 - $36
~$50+
Assuming no revenue growth and EBITDA margin equal to AMED legacy hospice margin, CCH can contribute ~$50M+ in EBITDA
Run Rate EBITDA (11 Months)
ADC Disruption
Investments
Synergies and Other Efficiencies
2019 EBITDA
2020 EBITDA
2021 EBITDA

Category	Description
ADC Disruption	Negative impact on ADC as HCHB is installed. Expect ADC to recover in 3Q'19
Investment	Investments needed in regional infrastructure and BD staff to grow low ADC care centers and improve margin in large ADC care centers. Current CCH EBITDA margin approximately half of legacy AMED and growth rate ~20% of AMED ADC growth
Synergies and Other Efficiencies	Cost savings, duplicative contract optimization and sunset of current IT system; cannot begin to pull costs out until HCHB is installed. Realize 100% of run rate synergies of ~$10M in 2H'2020

20

Reimbursement Outlook

2019 Reimbursement Impact for Home Health and Hospice

Home Health

	2019
Market Basket Update	3.0%
Productivity Adjustment	(0.8)
Estimated Industry Impact	+2.2%
Estimated AMED-Specific Impact	***+1.2%***

Note: +2.2% industry impact compared to +1.2% AMED specific impact ~($8M)

Hospice

	2019*
Market Basket Update	2.9%
Productivity / Other Adjustment	(1.1)
Estimated Industry Impact	+1.8%
Estimated AMED-Specific Impact	***+1.6%***

**Hospice rate increase effective October 1, 2018*

amedisys

21

EBITDA Seasonality: As Reported Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises

EBITDA Seasonality: Excluding Health Insurance and Workers Compensation Q1 Q2 Q3 Q4 Drivers of Seasonality Weather disruption Lower RPE (LUPA) Payroll tax reset Short Month (Feb.) Lower Hospice ADC & Higher Salary Cost per Day Highest Completed Episodes Stronger revenue per episode (RPE) Incremental holiday vs. 1H High PTO Lower Volumes Health Insurance Increases Raises Incremental holiday vs. 1H Health Insurance Increases Better Volumes Raises